SUPPLEMENT DATED AUGUST 5, 2003

TO PROSPECTUS DATED MAY 1, 2003 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET

VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS

ZURICH PREFERRED PLUS

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends certain information contained in the Zurich PREFERRED PLUS Variable Annuity prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

"Effective July 31, 2003, the J.P. Morgan International Opportunities Portfolio changed its name to J.P. Morgan International Equity Portfolio. Therefore, all references in the Prospectus to J.P. Morgan International Opportunities Portfolio are hereby replaced with J.P. Morgan International Equity Portfolio."